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                                                                    Exhibit 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Vialta, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Vialta, Inc. and will be retained by Vialta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:   March 28, 2003                 /s/ Didier Pietri
      ----------------------------      -------------------------------------
                                        Didier Pietri
                                        President and Chief Executive Officer


Dated:   March 28, 2003                 /s/ William Scharninghausen
      ----------------------------      -------------------------------------
                                        William Scharninghausen
                                        Chief Financial Officer